Nile Pan Africa Fund

Class A shares: NAFAX

Class C shares: NAFCX

Institutional Class shares: NAFIX

SUMMARY PROSPECTUS

August 1, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated August 1, 2015, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.NileFunds.com/prospectuses.  You can also obtain these documents at no cost by calling 1-877-68-AFRICA (1-877-682-3742) or by sending an email request to OrderNileFunds@geminifund.com.

Investment Objective:  The Fund seeks to provide long term total return.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 34 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	2.50%	3.25%	2.25%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$814	$1,309	$1,829	$3,248
Class C	$328	$1,001	$1,698	$3,549
Institutional Class	$228	$703	$1,205	$2,585

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  For the fiscal period ended March 31, 2015 the Fund’s portfolio turnover rate was 151%.

Principal Investment Strategies:  The Fund seeks long-term total return from capital appreciation and income.  Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the adviser’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time. The Fund may also invest in these asset classes through exchange-traded funds ("ETFs"). There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.  The Fund may invest fixed income securities issued by or guaranteed by African governments, their agencies and instrumentalities, African companies and African multi-national organizations.  The Fund defines fixed income securities to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit. The Fund will invest in fixed income securities without restriction as to capitalization, credit quality or maturity.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund defines African companies as those that (i) have a majority of their assets in, (ii) derive a majority of their revenues or profits from Africa (“the continent”) or (iii) whose securities are principally traded on African securities exchanges.  The Fund will invest in the securities of companies of any capitalization.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African companies, securities issued by or guaranteed by African governments, their agencies and instrumentalities, and African multi-national organizations.  The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.  The adviser seeks to achieve the Fund's investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

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African Market Risk.  Because the Fund will invest the majority of its assets in African companies, directly or through ETFs, it is highly dependent on the state of the African economy and the financial prospects of specific African companies.  Certain African markets are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions compared to developed markets.  Investment in the securities of African issuers may increase the volatility of the Fund's net asset value.

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Political/Economic Risk.  Changes in an African country's economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's investments.

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Regulatory Risk.  Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Less information may be available about companies in which the Fund invests because many African companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements required of U.S. companies.

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Emerging Market Risk.  African emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

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Frontier Market Risk.  A sub-set of African emerging market countries are considered to be "frontier markets."  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

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Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

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Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in equities, ETFs and futures denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

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Equity Market Risk. Equity markets can be volatile. In other words, the prices of equities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

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Lower-Rated Securities Risk.  Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

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Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security or futures contract may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

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Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Small and Medium Capitalization Company Risk.  The value of a small or medium capitalization company equities, ETFs that invest in equities of small and medium capitalization companies or futures based upon small and medium capitalization equities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for the full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Returns for Class C and Institutional Class shares would vary.  Updated performance information is available at no cost by calling 1-877-68-AFRICA.  Returns do not reflect sales charges and would be lower if they did.

Performance Bar Chart For Calendar Year Ended December 31,

Best Quarter:	3/31/12	20.52%
Worst Quarter:	9/30/11	(20.09)%

For the period January 1, 2015 through June 30, 2015, the total return for the Class A shares of the Fund was 1.58%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception(1)	Since Inception(2)
Return before taxes – Class A Shares	(12.83)%	6.73%	N/A
Return after taxes on distributions - Class A Shares	(13.56)%	6.20%	N/A
Return after taxes on distributions and sale of Fund shares - Class A Shares	(7.10)%	5.13%	N/A
Return before taxes – Institutional Class Shares	(7.30)%	N/A	5.19%
Return before taxes – Class C Shares	(8.28)%	7.25%	N/A
MSCI Frontier Markets Index Net TR(3)	6.84%	6.18%	5.07%

(1)

The inception date of the Fund’s Class A and C shares is April 28, 2010.

(2)

The inception date for the Fund’s Institutional Class shares is November 3, 2010.

(3)

The MSCI Frontier Markets Index is free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets.  The MSCI Frontier Markets consists of the following 26 frontier market country indices: Argentina, Bahrain, Bangladesh, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Trinidad & Tobago, Ukraine, United Arab Emirates and Vietnam.  Investors cannot invest directly in an index or benchmark.  The index does not reflect fees, taxes or expenses.

Investment Adviser:  Nile Capital Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Larry Seruma, Managing Principal of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through Fund-approved financial intermediaries.  The minimum initial and subsequent investment in Class A or Class C shares is $1,000 and $100.  The minimum initial and subsequent investment in Institutional Class $250,000 and $25,000.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.